PHOENIX EMERGING MARKETS BOND FUND
                      PHOENIX REAL ESTATE SECURITIES FUND,
                  EACH A SERIES OF PHOENIX MULTI-PORTFOLIO FUND


              Supplement dated June 27, 2007 to the Prospectus and
            Statement of Additional Information dated March 31, 2007




IMPORTANT NOTICE TO INVESTORS

PHOENIX EMERGING MARKETS BOND FUND

         Effective June 27, 2007, the Phoenix Emerging Markets Bond Fund, a series of Phoenix Multi-Portfolio Fund ("Predecessor Fund"), has been reorganized into a fund named Phoenix Emerging Markets Bond Fund, a series of Phoenix Opportunities Trust ("Successor Fund"). The Successor Fund's principal investment strategies, risks, fees and expenses, and portfolio management team are the same as those of the Predecessor Fund and remain unchanged.

         For information about the Phoenix Emerging Markets Bond Fund, please refer to the Phoenix Opportunities Trust-Fixed Income Funds Prospectus dated June 27, 2007.

PHOENIX REAL ESTATE SECURITIES FUND

         Effective June 27, 2007, the Phoenix Real Estate Securities Fund, a series of Phoenix Multi-Portfolio Fund ("Predecessor Fund"), has been reorganized into a fund named Phoenix Real Estate Securities Fund, a series of Phoenix Opportunities Trust ("Successor Fund"). The Successor Fund's principal investment strategies, risks, fees and expenses, and portfolio management team are the same as those of the Predecessor Fund and remain unchanged.

         For information about the Phoenix Real Estate Securities Fund, please refer to the Phoenix Opportunities Trust-Alternative Funds Prospectus dated June 27, 2007.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.



PXP 467/Alt Reorg (06/07)